                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                  July 21, 2003


                          EN POINTE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                000-28052                    75-2467002
----------------------------- --------------------------- ----------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S Employer
        of incorporation)                                   Identification No.)


    100 N. Sepulveda Blvd., 19th Floor
          El Segundo, California                                 90245
-------------------------------------------------     --------------------------
 (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (310) 725-5200
--------------------------------------------------------------------------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events and Regulation FD Disclosure.

         On July 21, 2003, Mr. Barry M. Abelson amicably resigned his position on the Board of Directors of the Registrant, citing personal and business reasons; the resignation is effective immediately. A replacement has not yet been appointed to fill the vacancy created by Mr. Abelson`s resignation. Mr. Abelson was also a member of the Registrant`s Audit Committee. There were no disagreements between Mr. Abelson, on the one hand, and the Registrant, or its auditors, on the other hand, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. A copy of the Registrant`s press release regarding Mr. Abelson`s resignation is incorporated herein by reference as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.
------------------------------------------

         (a) Financial Statements of Businesses Acquired: None.

         (b) Pro Forma Financial Information: None.

         (c) Exhibits:

                   Exhibit                            Description
                   Number

                    99.1         Press release of En Pointe Technologies, Inc.
                                 dated July 23, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  EN POINTE TECHNOLOGIES, INC.


Date:  July 23, 2003               By:  /s/ Kevin D. Ayers
                                       -------------------------------
                                        Kevin D. Ayers
                                        Chief Financial Officer